UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2007
WILD OATS MARKETS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21577	84-1100630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1821 30th Street
Boulder, Colorado 80301
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (303) 440-5220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On August 10, 2007, the Company’s Senior Vice President, General Counsel and Corporate Secretary, Freya Brier, was placed on administrative leave pending resolution of a dispute under her Severance Agreement, dated November 7, 2002, involving whether a constructive termination has occurred in anticipation of a change in control. A copy of the Severance Agreement is filed as Exhibit 10.23 to the Company’s Form 10-K for the year ended December 28, 2002.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILD OATS MARKETS, INC.
Date: August 13, 2007	By:	/s/ Gregory Mays
		Name:	Gregory Mays
		Title:	Executive Officer